UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                        Date of Report: July 11, 2005

Commission file No. 33-24483NY

                        Global Environmental Energy Corp.
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             (Exact name of registrant as specified by its charter)


       Bahamas                       33-24483-NY                  n/a
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(State or other jurisdic-      (Commission File  Number)  (IRS Employer
tion of incorporation)                                    Identification Number)


                        P.O. Box CB-13277 Nassau Bahamas
                                 Nassau, Bahamas
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                                Business Address



                                 1-877-723-6315
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                          Registrant's Telephone Number



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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[_]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))


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SECTION 8. OTHER EVENTS

Item 8.01  Other Events

On June 16, 2005 Sahara Petroleum entered into an Alliance Agreement with Chasewood Consortium Ltd and Vetra Group for the financing and construction of a 70,000 barrel per day refinery at Eket Akwa Ibom State.


SECTION 9.        FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits

     (c) Exhibits.

Exhibit Number   Description
-------------- ----------------------------------------------------

10.5 Alliance Agreement with Chasewood Consortium Ltd and Vetra Group dated June 16, 2005.

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*    Filed herewith





                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                        Global Environmental Energy Corp


By: /s/Dr. CA McCormack
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Dr CA McCormack,
B.Sc., Ph.D., N.I.H.C., M.PS., M.ARVO., F.F., Ful.S.,
President & Chief Executive Officer,
Global Environmental Energy Corp.
For and on behalf of Global Environmental Energy Corp.